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                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                  MAY 14, 2002

                         COMMISSION FILE NUMBER: 0-23256

                               JAMESON INNS, INC.



                 Georgia                             58-2079583 (IRS
    (State or other Jurisdiction of             employer identification no.)
     Incorporated or Organization)
         8 Perimeter Center East                      770-901-9020
               Suite 8050                      (Registrant's Telephone Number
            Atlanta, GA 30346                     Including area code)
(Address of Principal Executive Offices)
               (Zip Code)


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ITEM 5.  OTHER EVENTS


On May 9, 2002, Jameson Inns, Inc. issued a press release announcing its operating results for the first quarter ended March 31, 2002. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press Release Announcing First Quarter 2002 Financial Results


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

                                      JAMESON INNS, INC.
Dated as of May 14, 2002
                                      By: Craig R. Kitchin

                                      /s/ Craig R. Kitchin
                                      ---------------------------------
                                      Its:  President & Chief Financial Officer